SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 21, 2010
(Date of earliest event reported)

UNIVERSAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	001-00652	54-0414210
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9201 Forest Hill Avenue	23235
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 21, 2010, the Registrant issued a press release announcing that its Brazilian subsidiary, Universal Leaf Tabacos Limitada, entered into an agreement with Philip Morris Brasil Industria e Comercio, a subsidiary of Philip Morris International Inc., for the sale of certain contract rights.  The press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description
99.1	Press release dated June 21, 2010, announcing the sale of certain contract rights.*

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*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: June 21, 2010	By:	/s/ David C. Moore
David C. Moore
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit
Number	Document

99.1	Press release dated June 21, 2010, announcing the sale of certain contract rights.*

__________
*Filed Herewith